UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 15, 2014

_____________________________________________________________________

KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20002 North 19th Avenue, Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Thursday, May 15, 2014, Knight Transportation, Inc., an Arizona corporation (the "Company"), held its Annual Meeting of Shareholders. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal No. 1:	The Company's shareholders elected three individuals to the Company's Board of Directors as Class I Directors to serve a term of three years.

	For	Withheld	Broker Non-Votes
Donald A. Bliss	56,604,929	19,889,784	2,349,197
Richard C. Kraemer	57,737,100	18,757,613	2,349,197
Richard J. Lehmann	57,415,743	19,078,970	2,349,197

Proposal No. 2:	The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
76,141,486	265,155	88,072	2,349,197

Proposal No. 3:	The Company's shareholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year 2014.

For	Against	Abstentions	Broker Non-Votes
78,745,986	14,679	83,245	NA

Item 8.01	Other Events.

On Thursday, May 15, 2014, the Company issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.06 per share of common stock.  The dividend is payable to the Company's shareholders of record as of June 6, 2014, and is expected to be paid on June 27, 2014.  A copy of the press release is attached to this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION

	99	Knight Transportation, Inc. press release dated May 15, 2014, announcing quarterly cash dividend

The information contained in Items 8.01 and 9.01 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to our quarterly dividend.  There can be no assurance that future dividends will be declared.  The declaration of future dividends is also subject to approval of our Board of Directors each quarter after its review of our financial performance and cash needs.  Declaration of future dividends is also subject to various risks and uncertainties, including: our cash flow and cash needs; compliance with applicable law; restriction on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; the deterioration in our financial condition or results, and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: May 15, 2014	By:	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	Knight Transportation, Inc. press release dated May 15, 2014, announcing quarterly cash dividend